Scudder
Real Estate
Investment Fund

Semiannual Report
June 30, 1999

No-Load Funds

A no-load (no sales charges) mutual fund which seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.

SCUDDER

                       Scudder Real Estate Investment Fund

--------------------------------------------------------------------------------
Date of Inception:  4/06/98       Total Net Assets as of   Ticker Symbol:  SCREX
                                  6/30/99: $18.9 million
--------------------------------------------------------------------------------

o Scudder Real Estate Investment Fund posted a 5.67% total return during its most recent semiannual period ended June 30, 1999. This compares with the 6.78% return of the Fund's unmanaged benchmark, the Wilshire Associates Real Estate Securities Index.

o REITs staged a strong rally in April and May, sparked by a renewed emphasis on value investing, significant merger and acquisition activity, and a notable investor's entry into the REIT market.

                                Table of Contents

3  Letter from the Fund's President         12  Financial Statements

4  Performance Update                       15  Financial Highlights

5  Portfolio Summary                        16  Notes to Financial Statements

6  Portfolio Management Discussion          20  Officers and Trustees

8  Glossary of Investment Terms             21  Investment Products and Services

9  Investment Portfolio                     22  Scudder Solutions


                    2 - Scudder Real Estate Investment Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Real Estate Investment Fund's most recent semiannual period. The Fund's objective is to provide long-term capital growth and current income. Managed by a team of experienced professionals, the Fund enables investors to participate in the real estate market without directly owning properties themselves. We believe that real estate investment trusts (REITs), which are currently offering yields five to seven percentage points higher than the average yield of the S&P 500, can be a key diversification tool for stock market investors.

     Following a difficult period in 1998 and the first quarter of 1999, REITs rallied strongly during the second quarter. Scudder Real Estate Investment Fund posted a 5.67% total return during its most recent semiannual period ended June 30, 1999. This compares with the 6.78% return of the Fund's benchmark, the Wilshire Associates Real Estate Securities Index. For more information on the Fund's market environment, strategy, and outlook, please read the interview with Portfolio Manager Jennifer Carter that begins on page 6.

      For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for investing in Scudder Real Estate Investment Fund. Please do not hesitate to contact Investor Relations at 1-800-SCUDDER with any questions regarding your account. Or visit Scudder's Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Real Estate Investment Fund

                    3 - Scudder Real Estate Investment Fund

                     Performance Update as of June 30, 1999

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                       Total Return
------------------------------------------------
Period Ended     Growth of              Average
6/30/1999         $10,000   Cumulative   Annual
------------------------------------------------
Scudder Real Estate Investment Fund
------------------------------------------------
1 Year           $  9,616     -3.84%    -3.84%

Life of Fund*    $  9,194     -8.06%    -6.59%
------------------------------------------------
Wilshire Associates Real Estate Securities Index
------------------------------------------------
1 Year           $  9,312     -6.88%    -6.88%

Life of Fund*    $  8,849    -11.51%    -9.44%
------------------------------------------------

* The Fund commenced operations on April 6, 1998.
  Index comparisons begin April 6, 1998.


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

              Wilshire Associates Real                 Scudder Real Estate
               Estate Securities Index                   Investment Fund
               -----------------------                   ---------------

   4/6/98*             10000                                10000
     4/98               9646                                 9717
     6/98               9503                                 9839
     9/98               8366                                 9163
    12/98               8287                                 8954
     3/99               7999                                 8305
     6/99               8849                                 9462


The Wilshire Associates Real Estate Securities Index is a market capitalized weighted publicly traded real estate index. The index is rebalanced monthly and returns are calculated on a buy and sell basis. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                                                1998*    1999
--------------------------------------------------------------------------------
Net Asset Value                                                $ 11.35 $ 10.14
--------------------------------------------------------------------------------
Income Dividends                                               $   .12 $   .73
--------------------------------------------------------------------------------
Capital Gains Distributions                                    $    -- $    --
--------------------------------------------------------------------------------
Fund Total Return (%)                                            -4.40   -3.84
--------------------------------------------------------------------------------
Index Total Return (%)                                           -4.97   -6.88
--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one-year and life of Fund periods would have been lower.


                    4 - Scudder Real Estate Investment Fund

                      Portfolio Summary as of June 30, 1999


--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.


   Common Stocks                  100%
   ------------------------------------
                                  100%
   ------------------------------------

Fund management seeks to remain fully invested whenever possible.


--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Residential                     24%
   Retail Outlets                  24%
   Recreation                      13%
   Office                          13%
   Diversified                     12%
   Industrial                      10%
   Self-Storage                     3%
   Health Care                      1%
   ------------------------------------
                                  100%
   ------------------------------------

The Fund provides broad exposure to the overall real estate market by investing in eight diverse subsectors.



--------------------------------------------------------------------------------
Top Ten Equity Holdings
(21% of Portfolio)
--------------------------------------------------------------------------------

    1. Essex Property Trust, Inc.
       Developer and manager of
       multifamily residential properties

    2. Equity Residential Properties Trust
       Owner of apartment properties

    3. MGI Properties, Inc. Owner of multi-use industrial facilities, office buildings, apartment complexes and shopping centers

    4. Winston Hotels, Inc.
       Owner and developer of
       limited-service and high-end
       extended-stay hotels

    5. Prentiss Properties Trust
       Owner and developer of industrial
       properties throughout the United
       States

    6. SL Green Realty Corp.
       Manager of office properties

    7. The Macerich Company
       Owner of shopping centers

    8. Shurgard Storage Centers, Inc.
       Operator of self storage centers

    9. Equity Inns Inc.
       Owner of limited service,
       extended stay and full service
       hotels

   10. Innkeepers USA Trust
       Owner of upscale hotels


We took advantage of first quarter weakness to invest in strong companies with low valuations.


                     5 - Scudder Real Estate Investment Fund

                         Portfolio Management Discussion

In the following interview, Portfolio Manager Jennifer P. Carter discusses the key factors leading to Scudder Real Estate Investment Fund's performance over its most recent semiannual period:

Q: How did the Fund perform over the most recent period?

A: The Fund's total return over the six-month period ended June 30, 1999, was 5.67%, compared with the 6.78% return of the unmanaged Wilshire Associates Real Estate Securities Index. Since its inception on April 6, 1998 -- keeping in mind that 1998 along with the first quarter of 1999 was a difficult period for REITs -- the Fund has outperformed the Wilshire Index by approximately three percentage points, -8.06% versus -11.51%.

Q: Has the tone of the REIT market become more positive?

A: Yes, I think it has. In 1998, the market reacted negatively to concerns about overbuilding, and Congressional action eliminating pair-shared REITs (through which the stock of two companies under the same management is sold as a unit). The negative tone in the REIT market continued until April 1999, when several factors caused a favorable shift in the prices of the REIT market.

Q: What caused the shift?

A: First, there was a return to a value orientation in the REIT market (as well as in the broader market) as investors began to favor attractively-priced stocks with good growth prospects -- and that certainly defines many REITs right now -- over high-priced growth stocks. Second, several corporate actions in the REIT universe, including leveraged buyouts and hostile takeovers, heightened the perception that REIT prices were discounted. Investors, seeing that REIT managers were pursuing perceived discounts through these actions, followed suit. But perhaps the most significant catalyst for the turnaround was when Warren Buffett invested in a handful of REITs in April. After that, others jumped on the bandwagon. The benefit to the REITs that Mr. Buffett invested in -- several of which the Fund owned -- was similar to the boost a company obtains from having its stock listed in the S&P 500. The overall REIT market benefited from this as well.

Q: Are you satisfied with the Fund's performance?

A: We're satisfied with that performance because the Fund -- after slightly fewer than 16 months in operation as of June 30 -- is meeting the objectives that we have set for it. We have four long-term goals we believe the Fund needs to reach to achieve superior risk adjusted performance: outperform the Wilshire index over the long term, maintain lower volatility than the Index, outperform the median peer REIT fund, and rank in the top third of real estate funds on a risk-adjusted total return basis. Over the past year, the Fund has met all four criteria.

Q: What investment advantages does real estate provide?

A: We believe that having real estate as a portion of an investor's investment portfolio can provide income, add true diversification, and improve overall portfolio performance over the long term. REITs offer a convenient way to enjoy the benefits of real estate investment without directly owning property. REITs pool their stockholders' money to purchase business and residential real estate properties. They

                    6 - Scudder Real Estate Investment Fund
manage the properties and distribute a portion of the rental income and profits from sales back to REIT stockholders. REITs tend to pay higher dividends than typical U.S. common stocks because they are required by law to distribute at least 95% of their annual earnings to stockholders.

Scudder Real Estate Investment Fund seeks to provide shareholders with low cost, liquid exposure to the U.S. real estate market, primarily by investing in REITs, but also potentially through investments in other real estate securities. We believe this broad focus can reduce risk and increase investment opportunities over time.

Q: Please describe the Fund's investment process.

A: Our portfolio management team uses a proprietary quantitative model that identifies undervalued real estate securities with stable or improving cash flow growth and records of rewarding investors. Specialized portfolio management techniques help us assess the risk associated with each individual security, as well as its potential impact on the return pattern of the total portfolio. We also employ a strict sell discipline and review the portfolio regularly to identify holdings that no longer meet our criteria.

Q: How did the Fund's allocations affect performance?

A: We began the period overweighted relative to the Wilshire Index in residential REITs, which we viewed as attractively valued, and slightly underweighted in office and industrial REITs, because we believed them to be overvalued. All three of those property types performed well over the first half of the year, so our performance was helped by residential and hurt by office and industrial. Going forward, the Fund is likely to benefit from its overweight position in diversified REITs. This group should be well equipped to capitalize on the anticipated easing of regulations that would expand the types of business operations that REITs can engage in.

Q: What is your outlook for the REIT market over the coming months?

A: In terms of property markets, there is now perceived to be a better balance of supply and demand in most of the major U.S. metropolitan areas than at the beginning of 1999. The improved pricing of REITs given the fairly significant rally in April and May has not brought about a rush of new equity offerings as it has sometimes done in the past, and we're encouraged by this. In addition, some economists are predicting that the U.S. economy will slow during the second half of this year. If this happens, and if the broad stock market turns down, REITs, with their defensive characteristics and high yields, should look even better. We believe that Scudder Real Estate Investment Fund remains an attractive vehicle for investors seeking long-term capital growth, current income, and portfolio diversification.

                    7 - Scudder Real Estate Investment Fund

                          Glossary of Investment Terms



DEFENSIVE SECURITIES                   Stocks and bonds that are more
                                       conservative than average, and tend to
                                       perform better than the overall market
                                       when that market is weak. Often,
                                       non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

FUNDS FROM OPERATIONS                  The measurement of cash flow that is used
(FFO)                                  to evaluate the financial performance of
                                       a REIT. It subtracts the depreciation of properties from the REIT's net income, providing a more effective gauge of management's performance.

MORTGAGE REIT                          A REIT that invests in loans secured
                                       by real estate. These mortgages may be
                                       originated and underwritten by the REIT, or the REIT may purchase preexisting mortgages on the secondary market. The other kind of REIT is an equity REIT, which takes an ownership position in real estate, instead of acting as a lender.

QUANTITATIVE MODEL                     A model that evaluates measurable
                                       factors for a universe of companies such as the value of assets, cost of capital, cash flow, and stock price.

REAL ESTATE INVESTMENT                 A company, usually traded publicly, that
TRUST (REIT)                           manages a  portfolio of real estate to
                                       earn profits for investors. A REIT
                                       functions in asimilar fashion to a mutual fund in that its investors obtain the potential benefits of a diversified portfolio under professional management.
                                       Equity REITs take equity positions in
                                       real estate; shareholders receive income from the rents received from the properties and also receive capital gains as buildings are sold at a profit.

WEIGHTING (OVER/UNDER)                 Refers to the allocation of assets --
                                       usually in terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                    8 - Scudder Real Estate Investment Fund

              Investment Portfolio as of June 30, 1999 (Unaudited)

                                                                       Market
                                                         Shares       Value ($)

--------------------------------------------------------------------------------
Common Stocks 100%
--------------------------------------------------------------------------------

Diversified 11.7%

Banyan Strategic Realty Trust ..................          14,700          86,363
Colonial Properties Trust ......................          10,000         282,500
Duke Realty Investments, Inc. ..................          15,700         354,231
Glenborough Realty Trust Inc. ..................          10,700         187,250
Kilroy Realty Corp .............................          11,000         268,125
Lexington Corporate Properties Trust ...........          20,600         239,475
MGI Properties, Inc. ...........................          14,700         415,275
Prentiss Properties Trust ......................          16,500         387,750
                                                                      ----------
                                                                       2,220,969
                                                                      ----------
Health Care 1.3%

Health Care REIT, Inc. .........................          10,700         248,775
                                                                      ----------


Industrial 10.0%

CenterPoint Properties Corp. ...................           9,800         358,925
EastGroup Properties, Inc. .....................          17,200         345,075
First Industrial Realty Trust, Inc. ............           9,300         255,169
Liberty Property Trust .........................           7,600         189,050
Pacific Gulf Properties, Inc. ..................           4,200          95,025
ProLogis Trust .................................          11,100         224,775
Trinet Corporate Realty Trust, Inc. ............           6,800         188,275
Weeks Corp. ....................................           7,400         225,700
                                                                      ----------
                                                                       1,881,994
                                                                      ----------

Office 12.6%

Brandywine Realty Trust ........................          11,600         229,825
CarrAmerica Realty Corp. .......................          14,400         360,000
Great Lakes REIT Inc. ..........................          14,400         234,000
Highwoods Properties Inc. ......................           8,000         219,500
Koger Equity Inc. ..............................           7,700         141,969
Mack-Cali Realty Corp. .........................           2,800          86,625
PS Business Parks, Inc. ........................          14,900         363,188
Reckson Associates Realty Corp. ................          13,700         321,950
SL Green Realty Corp. ..........................          18,800         384,225
Spieker Properties, Inc. .......................           1,000          38,875
                                                                      ----------
                                                                       2,380,157
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                    9 - Scudder Real Estate Investment Fund


                                                                         Market
                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Recreation 13.0%

Boykin Lodging Company ...........................         19,400        298,275
Equity Inns Inc. .................................         40,400        373,700
Hospitality Properties Trust .....................          2,100         56,963
Innkeepers USA Trust .............................         37,200        372,000
National Golf Properties, Inc. ...................         11,200        272,300
Starwood Hotels & Resorts Worldwide, Inc. ........         11,300        345,356
Sunstone Hotel Investors, Inc. ...................         42,300        359,550
Winston Hotels, Inc. .............................         37,400        392,700
                                                                      ----------
                                                                       2,470,844
                                                                      ----------

Residential 24.1%

Amli Residential Properties Trust ................         12,000        268,495
Apartment Investment & Management Co. ............          3,700        158,175
Archstone Communities Trust ......................          5,900        129,431
Berkshire Realty Co. .............................         24,100        278,656
Camden Property Trust ............................          3,400         94,350
Charles E. Smith Residential Realty, Inc. ........         10,800        366,525
Chateau Communities, Inc. ........................         10,200        305,363
Cornerstone Realty Income Trust, Inc. ............         19,200        206,400
Equity Residential Properties Trust ..............          9,539        429,851
Essex Property Trust, Inc. .......................         12,700        449,263
Gables Residential Trust .........................         13,600        328,100
Manufactured Home Communities, Inc. ..............         12,500        325,000
Mid-America Apartment Communities, Inc. ..........         12,100        279,813
Summit Properties Inc. ...........................          9,500        187,625
Town & Country Trust .............................         18,100        323,538
United Dominion Realty Trust, Inc. ...............         12,500        146,875
Walden Residential Properties, Inc. ..............         13,000        279,500
                                                                      ----------
                                                                       4,556,960
                                                                      ----------

Retail Outlets 23.8%

Bradley Real Estate, Inc. ........................         13,400        278,050
CBL & Associates Properties, Inc. ................          7,800        205,725
Chelsea GCA Realty Inc. ..........................          5,400        200,475
Crown American Realty Trust ......................         33,000        241,313
Developers Diversified Realty Corp. ..............         17,200        285,950
General Growth Properties, Inc. ..................          9,500        337,250

    The accompanying notes are an integral part of the financial statements.

                    10 - Scudder Real Estate Investment Fund

                                                                        Market
                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Glimcher Realty Trust ..........................          16,000         260,000
IRT Property Co. ...............................          25,600         252,800
JP Realty, Inc. ................................           2,300          47,294
The Macerich Company ...........................          14,300         375,375
Mid-Atlantic Realty Trust ......................          22,700         252,538
New Plan Excel Realty Trust ....................           9,480         170,640
Pan Pacific Retails Properties, Inc. ...........          14,900         288,688
Prime Retail, Inc. .............................          38,500         334,469
Saul Centers, Inc. .............................          16,000         264,000
Tanger Factory Outlet Centers, Inc. ............          10,100         262,600
Urban Shopping Centers, Inc. ...................           7,000         220,500
Vornado Realty Trust ...........................           3,500         123,594
Westfield America Inc. .........................           6,500          97,906
                                                                      ----------
                                                                       4,499,167
                                                                      ----------
Self-Storage 3.5%

Public Storage, Inc. ...........................          10,300         288,400
Shurgard Storage Centers, Inc. "A" .............          13,800         374,325
                                                                      ----------
                                                                         662,725

--------------------------------------------------------------------------------
Total Common Stocks (Cost $20,154,341)                                18,921,591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $20,154,341) (a)           18,921,591
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $20,154,341. At June 30, 1999, net unrealized depreciation for all securities based on tax cost was $1,232,750. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $396,928 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,629,678.

    The accompanying notes are an integral part of the financial statements.

                    11 - Scudder Real Estate Investment Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of June 30, 1999 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------

                  Investments, at market (identified cost $20,154,341) ..................   $ 18,921,591
                  Cash ..................................................................         37,538
                  Receivable for investments sold .......................................        131,701
                  Dividends and interest receivable .....................................        164,792
                  Receivable for Fund shares sold .......................................          2,512
                  Deferred organization expenses ........................................          8,833
                                                                                            ------------
                  Total assets ..........................................................     19,266,967

Liabilities
----------------------------------------------------------------------------------------------------------------

                  Payable for Fund shares redeemed ......................................          2,304
                  Notes payable .........................................................        150,000
                  Other payables and accrued expenses ...................................        119,168
                                                                                            ------------
                  Total liabilities .....................................................        271,472
                  --------------------------------------------------------------------------------------
                  Net assets, at value                                                      $ 18,995,495
                  --------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------

                  Net assets consist of:
                  Undistributed net investment income ...................................         64,175
                  Unrealized appreciation (depreciation) on investments .................     (1,232,750)
                  Accumulated net realized gain (loss) ..................................     (1,855,128)
                  Paid-in capital .......................................................     22,019,198
                  --------------------------------------------------------------------------------------
                  Net assets, at value                                                      $ 18,995,495
                  --------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------------------------

                  Net Asset Value, offering and redemption price per share ($18,995,495 /
                     1,873,348 outstanding shares of beneficial interest, $.01 par value,   -------------
                     unlimited number of shares authorized) .............................   $      10.14
                                                                                            -------------


   The accompanying notes are an integral part of the finanacial statements.

                    12 - Scudder Real Estate Investment Fund

                             Statement of Operations

                   six months ended June 30, 1999 (Unaudited)

Investment Income
--------------------------------------------------------------------------------------------------

                  Income:
                  Dividends .....................................................   $   766,820
                  Interest ......................................................         9,982
                                                                                    -----------
                                                                                        776,802
                  Expenses:
                  Management fee ................................................        71,976
                  Services to shareholders ......................................        68,530
                  Custodian and accounting fees .................................        20,826
                  Trustees' fees and expenses ...................................        15,842
                  Auditing ......................................................        11,926
                  Registration fees .............................................        11,748
                  Reports to shareholders .......................................        11,392
                  Legal .........................................................         7,654
                  Amortization of organization expense ..........................         1,189
                  Other .........................................................         4,234
                                                                                    -----------
                  Total expenses before reductions ..............................       225,317
                  Expense reductions ............................................      (112,827)
                                                                                    -----------
                  Expenses, net .................................................       112,490
                  -------------------------------------------------------------------------------
                  Net investment income (loss)                                          664,312
                  -------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------

                  Net realized gain (loss) from investments .....................    (1,187,807)
                  Net unrealized appreciation (depreciation) during the period
                    on investments ..............................................     1,556,397
                  -------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                            368,590
                  -------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations   $ 1,032,902
                  -------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Real Estate Investment Fund

                       Statements of Changes in Net Assets




                                                                                                                  For the Period
                                                                                                                   April 6, 1998
                                                                                                  Six Months     of (commencement
                                                                                                     Ended        operations) to
                                                                                                 June, 30, 1999    December 31,
Increase (Decrease) in Net Assets                                                                  (Unaudited)         1998
------------------------------------------------------------------------------------------------------------------------------------
         Operations:
         Net investment income ...............................................................   $    664,312    $    748,809
         Net realized gain (loss) from investment transactions ...............................     (1,187,807)       (717,426)
         Net unrealized appreciation (depreciation) on investment transactions during
            the period .......................................................................      1,556,397      (2,789,147)
                                                                                                 -------------   -------------
         Net increase (decrease) in net assets resulting from operations .....................      1,032,902      (2,757,764)
                                                                                                 -------------   -------------
         Distributions to shareholders:
         From net investment income ..........................................................       (600,137)       (741,912)
                                                                                                 -------------   -------------
         From tax return of capital ..........................................................           --          (222,451)
                                                                                                 -------------   -------------
         Fund share transactions:
         Proceeds from shares sold ...........................................................      3,650,389      24,951,658
         Net asset value of shares issued to shareholders in reinvestment of distributions ...        525,340         832,002
         Cost of shares redeemed .............................................................     (3,718,578)     (3,998,104)
         Redemption fees .....................................................................         11,201          29,749
                                                                                                 -------------   -------------
         Net increase (decrease) in net assets from Fund share transactions ..................        468,352      21,815,305
                                                                                                 -------------   -------------
         Increase (decrease) in net assets ...................................................        901,117      18,093,178
         Net assets at beginning of period ...................................................     18,094,378           1,200
                                                                                                 -------------   -------------
         Net assets at end of period (including undistributed net investment income of $64,175
            and $0, respectively) ............................................................   $ 18,995,495    $ 18,094,378
                                                                                                 -------------   -------------

Other Information
------------------------------------------------------------------------------------------------------------------------------------

          Increase (decrease) in Fund shares
          Shares outstanding at beginning of period ...........................................      1,824,072             100
                                                                                                  -------------   -------------
          Shares sold .........................................................................        376,904       2,126,236
          Shares issued to shareholders in reinvestment of distributions ......................         55,003          81,009
          Shares redeemed .....................................................................       (382,631)       (383,273)
                                                                                                  -------------   -------------
          Net increase (decrease) in Fund shares ..............................................         49,276       1,823,972
                                                                                                  -------------   -------------
          Shares outstanding at end of period .................................................      1,873,348       1,824,072
                                                                                                  -------------   -------------


   The accompanying notes are an integral part of the finanacial statements.

                    14 - Scudder Real Estate Investment Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.



                                                                                                             For the Period
                                                                                                             April 6, 1998
                                                                                         Six Months Ended   (commencement of
                                                                                          June 30, 1999      operations) to
                                                                                           (Unaudited)     December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       -----------------------------------
Net asset value, beginning of period ..................................................   $    9.92            $   12.00
                                                                                       -----------------------------------
Income from investment operations:
Net investment income .................................................................         .36                  .41
Net realized and unrealized gain (loss) on investments ................................         .17                (1.98)
                                                                                       -----------------------------------
Total from investment operations ......................................................         .53                (1.57)
                                                                                       -----------------------------------
Less distributions from net investment income .........................................        (.32)                (.41)
Tax Return of capital .................................................................          --                 (.12)
Redemption fees .......................................................................         .01                  .02
                                                                                       -----------------------------------
Total distributions ...................................................................        (.31)                (.51)
                                                                                       -----------------------------------



                                                                                       -----------------------------------
Net asset value, end of period ........................................................   $   10.14            $    9.92
                                                                                       -----------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Total Return (%) (b) (c) ..............................................................        5.67**              (13.0)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................................................          19                   18
Ratio of operating expenses, net to average daily net assets (%) ......................        1.25*                1.25*
Ratio of operating expenses, before expense reductions, to average daily net assets (%)        2.50*                2.66*
Ratio of net investment income to average daily net assets (%) ........................        7.38*                5.32*
Portfolio turnover rate (%) ...........................................................       42.2*                33.72*


(a)      Based on monthly average shares outstanding during the period.
(b)      Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*        Annualized
**       Not annualized

                    15 - Scudder Real Estate Investment Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Real Estate Investment Fund (the "Fund") is a non-diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1998 through December 31, 1998, the Fund incurred approximately $192,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1999.

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $475,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006, the expiration date.

                    16 - Scudder Real Estate Investment Fund

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $4,245,362 and $3,785,138, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.80% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of its management fee until April 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Accordingly, for the six months ended June 30, 1999, the Adviser did not impose any of its fee amounting to $71,976.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1999, SSC did not impose a portion of its fee, which amounted to $29,821. The amount imposed aggregated $21,014, all of which is unpaid at June 30, 1999.

                    17 - Scudder Real Estate Investment Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1999, STC did not incur any such fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1999, SFAC did not impose a portion of its fee, which aggregated $11,030. The amount imposed aggregated $7,720, of which $7,720 is unpaid at June 30, 1999.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1999, Trustees' fees and expenses aggregated $15,842.

                                D. Line of Credit

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) was $150,000 with a weighted average interest rate of 6.45%. Interest for the six months ended June 30, 1999 was $27 (less than $.01 per share). The maximum month-end borrowings outstanding at any time during the period was $150,000.

                    18 - Scudder Real Estate Investment Fund

                                    This Page
                                  intentionally
                                   left blank.

                    19 - Scudder Real Estate Investment Fund

                             Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee, Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Bruce F. Beaty*
Vice President

Jennifer P. Carter*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary

                        *Scudder Kemper Investments, Inc.


                    20 - Scudder Real Estate Investment Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    21 - Scudder Real Estate Investment Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                    22 - Scudder Real Estate Investment Fund



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York

                    23 - Scudder Real Estate Investment Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER